UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 11, 2005
(Date of earliest event reported)
ACE CASH EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20774 (Commission File Number)	75-2142963 (IRS Employer Identification No.)

1231 Greenway Drive, Suite 600 Irving, Texas (Address of principal executive offices)	75038 (Zip Code)
(972) 550-5000
(Registrant’s telephone number,
including area code)
Not Applicable
(Former Name or Former Address,
if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Approval and Adoption of Non-Employee Directors Stock Incentive Plan
At the annual shareholders’ meeting held on November 11, 2005, ACE’s shareholders approved the Ace Cash Express, Inc. Non-Employee Directors Stock Incentive Plan (the “Plan”). ACE’s Board of Directors (the “Board”) had adopted the Plan on August 23, 2005, subject to shareholder approval.
A total of 200,000 shares of ACE Common Stock have been reserved for grant or issuance as incentive compensation to ACE’s non-employee directors under the Plan.
The Plan provides for discretionary grants of awards only to non-employee directors. The Compensation Committee of the Board will have the sole authority to grant, from time to time at its discretion, options to purchase shares of Common Stock or shares of Common Stock as restricted stock to non-employee directors. The terms of any discretionary option grants authorized by the Compensation Committee will be subject to provisions as to exercise price, time and manner of vesting and exercise, term, and payment that are set forth in a stock option agreement entered into with the grantee. Under the Plan, the exercise price of a stock option must be at least the fair market value of the Common Stock on the date of grant, and that value will generally be the closing price of the Common Stock on The Nasdaq Stock Market on that date. The terms of any discretionary grants of restricted stock will have the provisions set forth in a restricted stock agreement entered into with the grantee subject to the terms of the Plan. Each restricted stock agreement will set forth the circumstances under which the granted Common Stock will either vest or be forfeited by the grantee. Those circumstances will typically be the grantee’s continued service as a director for specified time periods, but the Compensation Committee may impose performance conditions in addition or instead. Pending that vesting or forfeiture, the grantee will be the record holder of the restricted stock, with all rights regarding that Common Stock other than the right to transfer or dispose of it. Restricted stock may be granted under the Plan for no, or only nominal, payment by the grantee, as determined by the Compensation Committee. ACE expects, however, that shares will typically be so granted or issued for payment by the grantee of at least the par value ($0.01) of each share of Common Stock.
The Plan will be administered by the Compensation Committee. The grants of stock options and restricted stock by the Compensation Committee will be subjective and may be dependent upon, among other things, the Compensation Committee’s assessment of a non-employee director’s individual performance. No determination has been made as to the benefits that any of the non-employee directors may receive under the Plan.
Unless sooner terminated by the Board, the Plan will terminate on August 23, 2015. The Board or the Compensation Committee may amend or discontinue the Plan without shareholder approval, except that neither the Board nor the Compensation Committee may materially increase the benefits accruing to participants under the Plan, materially increase the number of shares that may be issued under the Plan, or materially modify the requirements of eligibility for participation in the Plan. The Board or the Compensation Committee may make appropriate adjustments in the number of shares the Plan covers, as well as in the number of outstanding options and in the option exercise prices, to reflect any stock dividend, stock split, share combination or other recapitalization and, with respect to outstanding options and option prices, to reflect any merger, consolidation, reorganization, liquidation or similar transaction involving ACE.
A more complete description of the Plan is set forth in ACE’s proxy statement for the annual shareholders’ meeting, which was filed with the Securities and Exchange Commission on October 13, 2005. A copy of the Plan is filed as Exhibit 10.1 to this Report.

Forward-looking Statements
This Report contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are generally identified by the use of words such as “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “target,” “goal,” “should,” “would,” and terms with similar meanings.
Although ACE believes that the current views and expectations reflected in these forward-looking statements are reasonable, these views and expectations, and the related statements, are inherently subject to risks, uncertainties, and other factors, many of which are not under ACE’s control and may not even be predictable. Any inaccuracy in the assumptions, as well as those risks, uncertainties and other factors, could cause the actual results to differ materially from these in the forward-looking statements. These risks, uncertainties, and factors include, but are not limited to, matters described in this Report and ACE’s other reports filed with the Securities and Exchange Commission, such as:
•	ACE’s relationships with Republic Bank & Trust Company, with Travelers Express Company, Inc. and its affiliates, with First Bank of Delaware, and with ACE’s lenders;

•	ACE’s relationships with providers of services or products offered by ACE or property used in its operations;

•	federal and state governmental regulation of check cashing, short-term consumer lending and related financial services businesses;

•	any impact to ACE’s earnings derived from the loans offered by each of Republic Bank & Trust Company and First Bank of Delaware at ACE’s stores in Texas, Pennsylvania and Arkansas from the implementation of the revised Guidelines for Payday Lending announced on March 1, 2005 by the Federal Deposit Insurance Corporation, which revised Guidelines provide guidance to banks that engage in payday lending, and include a requirement that such banks develop procedures to ensure that a payday loan is not provided to any customer with payday loans outstanding from any lender for more than 3 months in the previous 12 months;

•	any litigation regarding ACE’s short-term consumer lending activities;

•	theft and employee errors;

•	the availability of adequate financing, suitable locations, acquisition opportunities and experienced management employees to implement ACE’s growth strategy;

•	increases in interest rates, which would increase ACE’s borrowing costs;

•	the fragmentation of the check cashing industry and competition from various other sources, such as banks, savings and loans, short-term consumer lenders, and other similar financial services entities, as well as retail businesses that offer services offered by ACE;

•	the terms and performance of third-party services offered at ACE’s stores; and

•	customer demand and response to services offered at ACE’s stores.
ACE expressly disclaims any obligation to update or revise any of these forward-looking statements, whether because of future events, new information, a change in ACE’s views or expectations, or otherwise. ACE makes no prediction or statement about the performance of ACE’s Common Stock.

Item 9.01. Financial Statements and Exhibits
     (c)      Exhibits.
10.1      Ace Cash Express, Inc. Non-Employee Directors Stock Incentive Plan
[Signature Page Follows]

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE CASH EXPRESS, INC.
Dated: November 16, 2005	By:	/s/ WALTER E. EVANS
Walter E. Evans
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
10.1	Ace Cash Express, Inc. Non-Employee Directors Stock Incentive Plan